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                                                                    Exhibit 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the undersigned, James T. Rash, Chief Executive Officer of Tidel Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ JAMES T. RASH
                                            ----------------------------------
                                            James T. Rash
                                            Chief Executive Officer
                                            September 25, 2002